REGISTRATION RIGHTS AGREEMENT
BY AND BETWEEN
WINNEBAGO INDUSTRIES, INC.
AND
THE SHAREHOLDERS PARTIES HERETO

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

Section 1.1	Certain Defined Terms

Section 1.2	Terms Generally
ARTICLE II REGISTRATION RIGHTS

Section 2.1	Shelf Registration.

Section 2.2	Demand Registrations.

Section 2.3	Shelf Take-Downs

Section 2.4	Registration Procedures

Section 2.5	Indemnification

Section 2.6	Rule 144; Rule 144A

Section 2.7	Underwritten Registrations

Section 2.8	Registration Expenses

Section 2.9	Other Securities

Section 2.10	Authority of Holders’ Representative
ARTICLE III MISCELLANEOUS

Section 3.1	Termination

Section 3.2	Amendment and Waiver

Section 3.3	Severability

Section 3.4	Entire Agreement

Section 3.5	Successors and Assigns

Section 3.6	Counterparts; Execution by Facsimile Signature

Section 3.7	Remedies

Section 3.8	Notices

Section 3.9	Governing Law; Waiver of Jury Trial; Consent to Jurisdiction

Section 3.10	Effectiveness of Agreement

REGISTRATION RIGHTS AGREEMENT dated as of October 2, 2016, by and among Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P. and SP GE VIII-B GD RV Holdings, L.P., Donald Clark, Ronald Fenech and William Fenech (each a “Shareholder” and collectively, the “Shareholders”) and Winnebago Industries, Inc., an Iowa corporation (the “Company”).
WHEREAS, pursuant to that certain Securities Purchase Agreement dated October 2, 2016 by and among Grand Design RV, LLC, the Company, Octavius Corporation, a Delaware corporation, the “Sellers” identified therein, and SP GE VIII-B GD RV Holdings, L.P. solely in its capacity as the Sellers’ Representative thereunder (the “Purchase Agreement”), the Shareholders will receive shares of the Company’s common stock, par value $0.50 per share (the “Common Stock”) constituting the “Closing Stock Consideration” as defined in the Purchase Agreement.
WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to provide to Shareholders certain rights in respect of the Closing Stock Consideration as set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:
ARTICLE I DEFINITIONS

Section 1.1Certain Defined Terms. As used herein, the following terms shall have the following meanings:

“Action”	means any legal, administrative, regulatory or other suit, action, claim, audit, assessment, arbitration or other proceeding, investigation or inquiry.
“Agreement”	means this Registration Rights Agreement as it may be amended, supplemented, restated or modified from time to time.
“Beneficial Ownership”	shall have the same meaning as “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act. The term “Beneficially Own” shall have a correlative meaning.
“Business Day”	shall have the same meaning as in the Purchase Agreement.
“Capital Stock”
means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

“Closing Date”	shall have the same meaning as in the Purchase Agreement.
“Closing Stock Consideration”	shall have the same meaning as in the Purchase Agreement.
“Exchange Act”	means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.
“Filing Date”
means the second (2nd) Business Day following the earlier of (i) the date the Company files with the SEC a Current Report on Form 8-K or amendment to such report including the financial statements and pro forma financial information required by Item 9.01(a) in respect of the transactions contemplated by the Purchase Agreement (the “Transaction Form 8-K/A”) or (ii) the date the Transaction Form 8-K/A must be filed in order to be timely under the Exchange Act.

“Governmental Entity”
shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign and any applicable industry self-regulatory organization.

“Holders”	means the Shareholders.
“Holders’ Representative”	shall be the “Sellers’ Representative” as defined in the Purchase Agreement.
“Issuer Free Writing Prospectus”	means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.
“Law”	means any statute, law, code, ordinance, rule or regulation of any Governmental Entity.
“Other Securities”	means shares of Common Stock or shares of other Capital Stock of the Company, the holders of which are contractually entitled to registration rights other than through this Agreement.
“Lock-Up Shares”
means the Closing Stock Consideration to the extent, but only to the extent, that it is subject to transfer restrictions pursuant to a Lock-Up Letter Agreement dated October 2, 2016 (the “Lock-Up Letter Agreement) in favor of the Company.

“Person”
means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group (within the meaning of Section 13(d)(3) of the Exchange Act) comprised of two or more of the foregoing.

“Prospectus”
means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any Issuer Free Writing Prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Release Date”	means the date that no shares of Closing Stock Consideration are Lock-Up Shares.
“Registrable Securities”
means the Closing Stock Consideration and any shares of Capital Stock issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by the Company as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Closing Stock Consideration or by way of split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, provided, however, Closing Stock Consideration shall cease to be Registrable Securities when (A) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) they shall have been sold in accordance with Rule 144 under the Securities Act (or any similar provision then in force, but not Rule 144A), (C) they shall have been otherwise transferred, other than to an Affiliate or Affiliates of the Holders or a permitted transferee under the Lock-Up Letter Agreement or (C) they shall have ceased to be outstanding.

“Registration Statement”
means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144”	means Rule 144 under the Securities Act.
“SEC”	means the United States Securities and Exchange Commission.
“Securities Act”	means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.
“Selling Holder”	means each Holder of Registrable Securities included in a registration pursuant to Article II.
“Shelf Registration Statement”
means a Registration Statement of the Company filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), a “Shelf Registration Statement” shall be deemed to refer to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3.

“Subsidiary”
means, with respect to any Person, any other Person of which 50% or more of the shares of the voting securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries.

Section 1.2Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, unless the context expressly provides otherwise. All references herein to Sections, paragraphs, subparagraphs, clauses, Exhibits or Schedules shall be deemed references to Sections, paragraphs, subparagraphs or clauses of, or Exhibits or Schedules to this Agreement, unless the context requires otherwise. Unless otherwise expressly defined, terms defined in this Agreement have the same meanings when used in any Exhibit or Schedule hereto. Unless otherwise specified, the words “this Agreement”, “herein”, “hereof”, “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole (including the Schedules and Exhibits) and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. Unless expressly stated otherwise, any Law defined or referred to herein means such Law as from time to time amended, modified or supplemented, including by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II REGISTRATION RIGHTS

Section 2.1Shelf Registration.

(a)Subject to the terms and conditions of this Agreement, the Company agrees that no later than the Filing Date, it shall file with the SEC a Shelf Registration Statement relating to the offer and sale of all of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such holders and set forth in the Shelf Registration Statement and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after filing. Without limiting the generality of the foregoing, prior to the Filing Date, the Company shall use its reasonable best efforts to prepare a Shelf Registration Statement with respect to all of the Registrable Securities to enable such Shelf Registration Statement to be filed with the SEC no later than the Filing Date. In addition, the Company shall use its reasonable best efforts to file the Transaction Form 8-K/A as soon as practicable following the Closing Date, but not later than the date the Transaction Form 8-K/A must be filed in order to be timely under the Exchange Act.

(b)The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities actually have been sold and (ii) the date that is three (3) years from the date such Shelf Registration Statement is declared effective (such period of effectiveness, the “Shelf Period”).

(c)The Company shall be entitled to postpone (but not more than once) the filing or initial effectiveness of, or suspend the use (but not more than twice in any 12-month period) of, a Shelf Registration Statement, in each case for a reasonable period of time not in excess of 90 days, if the Company notifies the Holders’ Representative that, (A) in the good faith judgment of the Board of Directors of the Company, such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company, (B) upon advice of counsel, would require the disclosure of material information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company, and (C) the Company has a bona fide business purpose for preserving the confidentiality of such financing or transaction. It being understood that the Company shall not be entitled to postpone the filing or initial effectiveness of, or suspend the use of, a Shelf Registration Statement, if the financing or other material transaction includes the registration, offer and sale of equity securities of the Company unless the holders of Registrable Securities are offered piggyback rights registration rights that are pari passu in priority with the equity securities the Company is registering for its own account and in priority to any equity securities the Company is registering for other Persons. Nothing in this Section 2.1(c) shall permit the disclosure to the Holders’ Representative of any material non-public information regarding the Company without the express written consent of the Holders’ Representative.

(d)If any of the Registrable Securities to be sold pursuant to a Shelf Registration Statement are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities included, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering of Registrable Securities, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i)first, the Registrable Securities for which inclusion in such underwritten offering was requested by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder until all such Registrable Securities have been allocated for inclusion; and

(ii)second, Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

(e)The Holders’ Representative shall have the right to notify the Company that it has determined that the Shelf Registration Statement be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Shelf Registration Statement.

Section 2.2Demand Registrations.

(a)If, following the date hereof, the Company is unable to file, cause to be effective or maintain the effectiveness of a Shelf Registration Statement as required under Section 2.1, the Holders’ Representative shall have the right by delivering a written notice to the Company (a “Demand Notice”) to require the Company to, pursuant to the terms of this Agreement, register under and in accordance with the provisions of the Securities Act the number of Registrable Securities Beneficially Owned by any Holders and requested by such Demand Notice to be so registered (a “Demand Registration”). A Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities. Following receipt of a Demand Notice, the Company shall use its reasonable best efforts to file, as promptly as reasonably practicable, but not later than 30 days after receipt by the Company of such Demand Notice (subject to paragraph (d) of this Section 2.2), a Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Holders thereof in accordance with the methods of distribution elected by such Holders (a “Demand Registration Statement”) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof. All Demand Registrations shall be firm commitment underwritten offerings unless otherwise approved by the Holders’ Representative.

(b)If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities included, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i)first, the Registrable Securities for which inclusion in such underwritten offering was requested by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder until all such Registrable Securities have been allocated for inclusion; and

(ii)second, Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

(c)In the event of a Demand Registration, the Company shall be required to maintain the continuous effectiveness of the applicable Registration Statement for a period of at least one year after such Registration Statement was declared effective or such shorter period in which all Registrable Securities included in such Registration Statement actually have been sold.

(d)The Company shall be entitled to postpone (but not more than once in any 12-month period) the filing or initial effectiveness of, or suspend the use of (but not more than twice in any 12-month period), a Demand Registration Statement, in each case for a reasonable period of time not in excess of 90 days, if the Company notifies the Holders’ Representative that, (A) in the good faith judgment of the Board of Directors of the Company, such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company, (B) upon advice of counsel, would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company, and (C) the Company has a bona fide business purpose for preserving the confidentiality of such financing or transaction. It being understood that the Company shall not be entitled to postpone the filing or initial effectiveness of, or suspend the use of, a Demand Registration Statement, if the financing or other material transaction includes the registration, offer and sale of equity securities of the Company unless the holders of Registrable Securities are offered piggyback rights registration rights that are pari passu in priority with the equity securities the Company is registering for its own account and in priority to any equity securities the Company is registering for other Persons. Nothing in this Section 2.2(d) shall permit the disclosure to the Holders’ Representative of any material non-public information regarding the Company without the express written consent of the Holders’ Representative.

(e)The Holders’ Representative shall have the right to notify the Company that it has determined that the Registration Statement relating to a Demand Registration be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement

Section 2.3Shelf Take-Downs. At any time that a Shelf Registration Statement covering Registrable Securities pursuant to Section 2.1 is effective, if the Holders’ Representative delivers a notice to the Company (a “Shelf Take-Down Notice”) stating that one or more of the Holders intends to effect an underwritten offering of all or part of the Registrable Securities included by the Holders on the Shelf Registration Statement (a “Shelf Underwritten Offering”) or any other offering of such securities and stating the number of the Registrable Securities to be included in such Shelf Underwritten Offering or other offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities and Other

Securities, as the case may be, to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Other Securities by any other holders pursuant to this Section 2.3) or other offering. In connection with any Shelf Underwritten Offering, the Company shall also deliver the Shelf Take-Down Notice to all other holders whose securities are included on such Shelf Registration Statement and permit each holder to include its Other Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such other holder notifies the Proposing Holder and the Company within 5 Business Days after delivery of the Shelf Take-Down Notice to such other holder; and in the event that the managing underwriter(s) have informed the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included in such Shelf Underwritten Offering, together with all Other Securities that the Company and any other Persons having rights to participate in such Shelf Underwritten Offering exceeds the total number or dollar amount of such securities that can be included in such Shelf Underwritten Offering without having an adverse effect on the price, timing or distribution of the securities proposed to be included in such Shelf Underwritten Offering, then there shall be included in such Shelf Underwritten Offering the number or dollar amount of such securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated in accordance with Section 2.1(d).

Section 2.4Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a)In accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the Holders in accordance with the intended method or methods of distribution thereof, and all amendments and supplements thereto and related Prospectuses as may be necessary to comply with applicable securities laws, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided (and subject to the exceptions set forth) herein; provided, however, that before filing a Registration Statement or Prospectus (including any Issuer Free Writing Prospectus related thereto) or any amendments or supplements thereto (excluding documents that would be incorporated or deemed to be incorporated therein by reference and any exhibits), the Company shall furnish or otherwise make available to the Selling Holders, their counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed and shall reasonably consider any comments thereto from the Selling Holders and their counsel.

(b)In accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any Prospectus supplement or Issuer Free Writing Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

(c)Notify each Selling Holder and the managing underwriter(s), if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event, or the existence of any facts or circumstance, in each case that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or any Issuer Free Writing Prospectus related thereto untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, documents or Issuer Free Writing Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of any Prospectus or Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the reasonably earliest practical date.

(e)If requested by the managing underwriter(s), if any, or the Holders’ Representative, promptly include in a Prospectus supplement, post-effective amendment or Issuer Free Writing Prospectus such information as the managing underwriter(s), if any, or such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement, such post-effective amendment or Issuer Free Writing Prospectus as soon as practicable after the Company has received such request.

(f)Furnish or make available to each Selling Holder, and each managing underwriter, if any, without charge, such number of conformed copies of the Registration Statement and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder, counsel or managing underwriter(s)), and such other documents, as such Holders or such managing underwriter(s) may reasonably request, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the SEC relating to such offering.

(g)Deliver to each Selling Holder, and the managing underwriter(s), if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus and any Issuer Free Writing Prospectus related to any such Prospectuses) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the

Registrable Securities; and the Company, subject to the last paragraph of this Section 2.4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders and the managing underwriter(s), if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(h)Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Selling Holders, the managing underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities laws of such jurisdictions within the United States (“Blue Sky Laws”) as any seller or managing underwriter(s) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Selling Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(i)Cooperate with the Selling Holders and the managing underwriter(s), if any, to facilitate the preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Selling Holder that the Registrable Securities represented by the certificates so delivered by such Selling Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered (including registered in book entry) in such names as the managing underwriter(s), if any, or the Selling Holders may request at least 2 Business Days prior to any sale of Registrable Securities.

(j)Upon the occurrence of any event contemplated by Section 2.4(c)(ii), (c)(iii), (c)(iv) or (c)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or an Issuer Free Writing Prospectus related thereto, or file any other required document so that, as thereafter delivered to the Selling Holders, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k)Use its best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on each national securities exchange, if any, on which similar securities issued by the Company are then listed.

(l)Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders’ Representative or by the managing underwriter(s), if any, to expedite or facilitate the disposition of such Registrable Securities (including participating in such number of “road shows,” investor presentations and marketing events as the underwriters managing an underwritten offering may reasonably request), and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Selling Holders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the Selling Holders of such Registrable Securities customary opinions of counsel to the Company and updates thereof, addressed to each of the managing underwriter(s), if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and managing underwriter(s), (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 2.5 hereof with respect to all parties to be indemnified pursuant to said Section except as otherwise agreed by the Holders’ Representative and the managing underwriter(s) and (v) deliver such documents and certificates as may be reasonably requested by the Holders’ Representative, the Holder's counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(m)Upon execution of a customary confidentiality agreement, make available for inspection by a representative of the Selling Holders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Selling Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, or under such other arrangements as are agreed by the parties, financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Registration Statement.

(n)Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

(o)Permit any holder of Registrable Securities which, in such holder’s good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling person of the Company, an opportunity to review and comment upon the Registration Statement in advance of filing and consider in good faith the reasonable comments of such holder and its counsel, including the insertion in the Registration Statement of material that in such holder’s good faith judgment (based on advice of counsel) should be included therein to permit such holder’s participation in an offering of Registrable Securities.

(p)Cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(q)Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and any applicable national securities exchange, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) and Rule 158 of the Securities Act.

The Company may require each Selling Holder to furnish to the Company in writing such information required in connection with such registration regarding such Selling Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Selling Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.
Each Selling Holder agrees that, upon receipt of any notice from the Company of (x) the happening of any event of the kind described in Section 2.4(c)(ii), (c)(iii), (c)(iv) or (c)(v) hereof, or (y) that the Company is suspending use of a Registration Statement as permitted by Section 2 hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, in the case of (y) above that the Company shall extend the Shelf Period or the time period under Section 2.2 relating to the length of time that the effectiveness of a Registration Statement must be maintained, in either case by the amount of time the Holder is required to discontinue disposition of such securities.
Section 2.5Indemnification.

(a)Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, each Selling Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, members, managers, partners, agents, affiliates and employees of each of them, each investment manager or investment adviser of each such Selling Holder, the officers, directors, members, managers, partners, agents, affiliates and employees of each such investment manager or investment adviser, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Selling Holder and the officers, directors and employees of each such controlling person, each underwriter (including any Holder that is deemed to be an underwriter pursuant to any SEC comments or policies), if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Holder Indemnitees”), from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, costs of preparation and reasonable attorneys’ fees and any other reasonable fees or expenses incurred by such party in connection with any investigation or Action, whether commenced or threatened), judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any applicable Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) or any amendment of or supplement to any of the foregoing or other document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each Holder Indemnitee, as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such investigation or Action; provided, that the Company will not be liable to a Selling Holder or underwriter in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Selling Holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), offering circular, amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder or underwriter specifically for inclusion in such document. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to each Holder Indemnitee.

(b)Indemnification by Selling Holders. In connection with any Registration Statement in which a Selling Holder is participating by registering Registrable Securities, such Selling Holder shall furnish to the Company in writing such information as the Company reasonably requests specifically for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by Law, severally and individually with respect to itself only and not jointly, the Company, the officers, directors and employees of the Company, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Company Indemnitees”), from and against all Losses, as incurred, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) or any other offering circular or any amendment of or supplement to any of the foregoing or any other document incident to such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case solely to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), offering circular, or any amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder expressly for inclusion in such document; provided that, in the event that any such claim is resolved without an admission or a court of competent jurisdiction finding that any such allegations of untrue statements or alleged omissions of material fact were actually made or omitted by such Selling Holder, such Selling Holder shall be reimbursed for any amounts previously paid hereunder with respect to such allegations; and provided, however, that the liability of each Selling Holder hereunder shall be limited to the net proceeds received by such Selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c)Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Action with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been actually prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Action, to assume, at the indemnifying party’s expense, the defense of any such Action, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses; (ii) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such Action or fails to employ counsel reasonably satisfactory to such indemnified party, in which case the indemnified party shall also have the right to employ counsel and to assume the defense of such Action; or (iii) in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Action; provided, further, however, that the indemnifying party shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. If such defense is assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent. The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability and further obligations in respect of such claim or litigation.

(d)Contribution.

(i)If the indemnification provided for in this Section 2.5 is unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

(ii)The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything to the contrary contained in this Section 2.5(d), an indemnifying party that is a Selling Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

Section 2.6Rule 144; Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 or 144A under the Securities Act), and at any time it is not registered under the Exchange Act, it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or 144A under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC, including, without limitation, by making available an opinion of counsel to the Company’s transfer agent to permit the sale of the Registrable Securities pursuant to Rule 144 to the extent permitted thereby. Upon reasonable request, the Company shall deliver to each holder of Registrable Securities a written statement as to whether it has complied with such requirements. The Company at all times shall use its best efforts to cause its registered securities to be listed on one or both of the New York Stock Exchange and/or the NASDAQ Stock Market.

Section 2.7Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities or Other Securities it desires to have covered by the registration on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all reasonable and customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in this Agreement.

Section 2.8Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with its obligations under this Article II, including (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with all applicable securities exchanges and/or the Financial Industry Regulatory Authority and (B) of compliance with Blue Sky Laws including any fees and disbursements of counsel for the underwriter(s) in connection with qualifications under Blue Sky Laws of the Registrable Securities pursuant to Section 2.4(h)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company, and (vii) the reasonable fees and disbursements of one counsel for the Selling Holders as a group (such counsel to be selected by the Holders’ Representative) in connection with registrations (including shelf take-downs and underwritten offerings) covered by this Agreement in which the Selling Holders participate. For the avoidance of doubt, the Company shall not pay any other expenses of Selling Holders or underwriting commissions attributable to securities sold by any Selling Holder in an underwritten offering. In addition, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

Section 2.9Other Securities. The Company represents and warrants to each Shareholder that neither it nor any of its Subsidiaries is a party to, or otherwise bound by, any other agreement granting registration rights to any other Person with respect to any securities of the Company or any of its Subsidiaries. Except as provided to the holders of Registrable Securities in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Holders’ Representative; provided that the Company may grant rights to participate in any Registration Statement so long as such rights are subordinate in priority to the rights of the holders of Registrable Securities as provided in this Agreement with respect to Other Securities and not otherwise inconsistent with the terms and conditions hereof.

Section 2.10Authority of Holders’ Representative. Each of the Shareholders not originally a party to the Purchase Agreement and each subsequent holder of Registrable Securities by acceptance of any transfer of Registrable Securities does consent and agree to the provisions of Section 6.9 of the Purchase Agreement as if such Shareholder or such subsequent holder were a “Seller.” In furtherance and not in limitation of the foregoing, each Shareholder and each subsequent holder of Registrable Securities agrees that (a) the Company may conclusively rely upon, without independent verification or investigation, all decisions made by the Holders’ Representative in connection with this Agreement in writing and signed by an authorized person of the Holders’ Representative and (b) all decisions and actions by the Holders’ Representative (to the extent authorized by this Agreement) shall be binding upon all Shareholders and all holders of Registrable Securities, and no such Shareholder or subsequent holder shall have the right to object, dissent, protest or otherwise contest the same.

ARTICLE III MISCELLANEOUS

Section 3.1Termination. This Agreement shall terminate upon the earlier of the expiration of the Shelf Period and such time as there are no Registrable Securities, except for the provisions of Section 2.5, 2.6, 2.8 and this Article III, which shall survive such termination.

Section 3.2Amendment and Waiver. This Agreement may be amended or modified only by a written agreement executed and delivered by the Company and the Holders’ Representative. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 3.3Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

Section 3.4Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

Section 3.5Successors and Assigns. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part by any party without the prior written consent of (a) the Company, in the case of an assignment by any Shareholder and (b) the Holders’ Representative, in the case of an assignment by the Company; provided that all of the rights, interests and obligations hereunder of any holder of Registrable Securities shall bind and inure to the benefit of any subsequent holder of Registrable Securities and, without limiting the foregoing, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. This Agreement will be binding upon and inure solely to the benefit of each party and its successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or will confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 3.6Counterparts; Execution by Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or scanned pages will be effective as delivery of a manually executed counterpart to this Agreement.

Section 3.7Remedies.

(a)Each party hereto acknowledges that a holder of Registrable Securities would be irreparably harmed and monetary damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to seek and obtain an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach or threatened breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

(b)All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 3.8Notices. All notices, requests, claims, demands and other communications hereunder will be in writing and will be given (and will be deemed to have been duly given upon receipt) by delivery in person, by facsimile (subject to non-automated confirmation of receipt), e-mail (subject to non-automated confirmation of receipt), or by registered or certified mail (postage prepaid, return receipt requested) to the other parties as follows:

If to the Company:
Winnebago Industries, Inc.
605 West Crystal Lake Road
Forest City, IA 50436
Attn: President and Chief Executive Officer; General Counsel
Facsimile: (641) 585-6806
E mail: mhappe@winnebagoind.com and sfolkers@winnebagoind.com with a copy (which shall not constitute notice) to:
Lindquist & Vennum LLP
4200 IDS Center
80 South 8th Street
Minneapolis, MN 55402
Attn: Jonathan B. Levy, Esq.
Fax: (612) 371-3207
E-mail: jlevy@lindquist.com

If to Shareholders or the Holders’ Representative, to the respective addresses set forth in the Purchase Agreement.

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
100 Federal Street, 34th Floor
Boston, Massachusetts 02110
Attn:    Kevin J. Sullivan
Fax:    (617) 772-8333
E-mail:    kevin.sullivan@weil.com
and

Barnes & Thornburg LLP
121 West Franklin Street, Suite 200

Elkhart, Indiana 46516
Attn: Scott Troeger
Fax:    (574) 296-2535
E-mail:    scott.troeger@btlaw.com
and

Kirkland & Ellis LLP
300 North LaSalle St.
Chicago, Illinois 60654
Attn:    Brian C. Van Klompenberg, P.C.
Fax:    (312) 862-2200
E-mail:    brian.vanklompenberg@kirkland.com

Section 3.9Governing Law; Waiver of Jury Trial; Consent to Jurisdiction.

(a)This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

(b)Each of the parties (i) submits to the exclusive jurisdiction of federal and state courts located in Delaware in any Action arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such Action may be heard and determined in any such court and (iii) agrees not to bring any Action arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any Action so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party agrees that service of summons and complaint or any other process that might be served in any Action may be made on such party by sending or delivering a copy of the process to the party to be served at the address of the party and in the manner provided for the giving of notices in Section 3.8. Nothing in this Section 3.9, however, will affect the right of any party to serve legal process in any other manner permitted by law. Each party agrees that a final, non-appealable judgment in any action so brought will be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

(c)EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 3.10Effectiveness of Agreement. Notwithstanding the earlier execution and delivery of this Agreement, the effectiveness of this Agreement is conditioned on the Closing of the transactions contemplated by the Purchase Agreement. If the Closing shall occur, this Agreement shall become effective concurrently with the Closing on the Closing Date. If the Purchase Agreement is terminated for any reason in accordance therewith, this Agreement shall be null and void ab initio.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

WINNEBAGO INDUSTRIES, INC.

By:	/s/ Michael J. Happe
Name:	Michael J. Happe
Its:	President and Chief Executive Officer

SHAREHOLDERS:

SUMMIT PARTNERS GROWTH EQUITY
FUND VIII-A, L.P.

By:	Summit Partners GE VIII, L.P.
Its:	General Partner

By:	Summit Partners GE VIII, LLC
Its:	General Partner

By:	/s/ Peter Y. Chung
Name: Peter Y. Chung
Title: Member

SUMMIT PARTNERS GROWTH EQUITY
FUND VIII-B, L.P.

By:	Summit Partners GE VIII, L.P.
Its:	General Partner

By:	Summit Partners GE VIII, LLC
Its:	General Partner

By:	/s/ Peter Y. Chung
Name: Peter Y. Chung
Title: Member

SUMMIT PARTNERS ENTREPRENEUR
ADVISORS FUND I, L.P.

By:	Summit Partners Entrepreneur Advisors
GP, LLC
Its:	General Partner

By:	Summit Master Company, LLC
Its:	Sole Member

By:	/s/ Peter Y. Chung
Name: Peter Y. Chung
Title: Member

SUMMIT INVESTORS I, LLC

By:	Summit Investors Management, LLC
Its:	Managing Member

By:	Summit Master Company, LLC
Its:	Managing Member

By:	/s/ Peter Y. Chung
Name: Peter Y. Chung
Title: Member

SUMMIT INVESTORS I (UK), L.P.

By:	Summit Investors Management, LLC
Its:	General Partner

By:	Summit Master Company, LLC
Its:	Managing Member

By:	/s/ Peter Y. Chung
Name: Peter Y. Chung
Title: Member

SP GE BIII-B GD RV HOLDING, L.P.

By:	Summit Partners GE VIII, L.P.
Its:	General Partner

By:	Summit Partners GE VIII, LLC
Its:	General Partner

By:	/s/ Peter Y. Chung
Name: Peter Y. Chung
Title: Member

/s/ Donald Clark
Donald Clark

/s/ Ronald Fenech
Ronald Fenech

/s/ William Fenech
William Fenech

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